UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8–K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 19, 2019

SESEN BIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36296	26-2025616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 First Street, Suite 1800 Cambridge, MA		02142
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 444-8550
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SESN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                 ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Amendment of 2014 Stock Incentive Plan

At the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Sesen Bio, Inc. (the “Company”) held on June 19, 2019, the Company's stockholders approved an amendment to the Company's 2014 Stock Incentive Plan (the “2014 Plan”), in order to (i) increase the number of shares reserved for issuance under the 2014 Plan by 7,908,972 shares and (ii) eliminate the “evergreen” or automatic replenishment provision of the 2014 Plan pursuant to which the number of shares authorized for issuance under the 2014 Plan is automatically increased on an annual basis (collectively, the "2014 Plan Amendment").

Summaries of the 2014 Plan and 2014 Plan Amendment are set forth in the Company's definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 30, 2019 (the “Proxy Statement”). Those summaries and the above descriptions of the 2014 Plan and 2014 Plan Amendment do not purport to be complete and are qualified in their entirety by reference to the 2014 Plan, as amended, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following is a summary of the matters voted on at the Annual Meeting held on June 19, 2019:

a)
The stockholders of the Company elected Wendy Dixon and Jay S. Duker as class II directors, each for a three-year term ending at the annual meeting of stockholders to be held in 2022 and until their respective successors have been duly elected and qualified. The results of the stockholders’ vote with respect to the election of the class II directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Wendy Dixon	23,747,509	2,763,161	35,384,659
Jay S. Duker	25,825,283	685,387	35,384,659

b)	The stockholders of the Company approved the 2014 Plan Amendment. The results of the stockholders' vote with respect to the 2014 Plan Amendment were as follows:

For	Against	Abstain	Broker Non-Votes
22,951,676	3,377,021	181,973	35,384,659

c)
The stockholders of the Company ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The results of the stockholders’ vote with respect to such ratification were as follows:

For	Against	Abstain	Broker Non-Votes
60,792,254	491,398	611,677	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	2014 Stock Incentive Plan, as amended

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 25, 2019

Sesen Bio, Inc.

By:	/s/ Richard F. Fitzgerald
Richard F. Fitzgerald
Chief Financial Officer, Secretary and Treasurer